UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2007

Assured Pharmacy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-33165	98-0233878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17935 Sky Park Circle Suite F, Irvine, CA	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 222-9971

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 5, 2007, the Registrant filed a Current Report on Form 8-K, in which the Registrant disclosed that Robert DelVecchio, the Chief Executive Officer of the Registrant, and Haresh Sheth, the Chief Financial Officer of the Registrant, had determined, after discussions with its independent public accounting firm, Miller Ellin & Company LLP (“Miller Ellin”), that its audited financial statements for the years ended December 31, 2005 and, consequently, December 31, 2006 which are included in Form 10-KSB for those periods and its unaudited financial statements for the quarters ended March 31, 2007 and June 30, 2007 which are included in Form 10-QSB for those periods, should be restated and that such financial statements should no longer be relied upon. Specifically, the Registrant reported certain errors relating to the accounting treatment for calculations applied to the drawdowns under two lines of credit entered into during 2005 which contained beneficial conversion features under guidelines set forth in EITF 98-5: Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios and EITF 00-27: Application of Issue No. 98-5 to Certain Convertible Instruments. At the time of the filing of the prior 8-K, the Registrant believed that the beneficial conversion amounts, resulting from the drawdowns under the lines of credit, which were not previously reflected in the Registrant’s financial statements and should have been recorded as an interest expense in the Registrant’s Consolidated Statement of Operations for the year ended December 31, 2005, would have had the effect of materially increasing the Registrant’s net loss for the year ended 2005. In addition, the Registrant reported that the beneficial conversion amount should have been credited to the additional paid in capital in the Registrant’s Consolidated Balance Sheets and Consolidated Statement of Stockholders’ Equity (Deficit) for the year ended December 31, 2005, with a corresponding material increase in the accumulated deficit for the year ended 2005.

On November 8, 2007, after further discussions with Miller Ellin, the Registrant determined that the beneficial conversion amounts for the year ended December 31, 2005 were significantly lower than originally thought and that, accordingly, the resulting increases in the Registrant's net loss and accumulated deficit for the year ended December 31, 2005 are not material. Therefore, the Registrant has also determined that audited financial statements for the years ended December 31, 2005 and December 31, 2006 which are included in Form 10-KSB for those periods and its unaudited financial statements for the quarters ended March 31, 2007 and June 30, 2007 do not need to be restated and can be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007

ASSURED PHARMACY, INC.

By:	/s/ Robert DelVecchio
Name:	Robert DelVecchio
Title:	Chief Executive Officer